Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2015
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Wealth Management Income Statement Information
9	…………….	Quarterly Wealth Management Financial Information and Statistical Data
10	…………….	Quarterly Investment Management Income Statement Information
11	…………….	Quarterly Investment Management Financial Information and Statistical Data
12	…………….	Quarterly Firm Loans and Lending Commitments Financial Information
13	…………….	Earnings Per Share Appendix I
14 - 16	…………….	End Notes
17	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary (1)
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014
Net revenues
Institutional Securities	$5,458	$3,430	$4,677	59%	17%
Wealth Management	3,834	3,804	3,609	1%	6%
Investment Management	669	588	752	14%	(11%)
Intersegment Eliminations	(54)	(58)	(42)	7%	(29%)
Consolidated net revenues	$9,907	$7,764	$8,996	28%	10%

Income (loss) from continuing operations before tax
Institutional Securities	$1,813	$(3,661)	$1,416	*	28%
Wealth Management	855	736	686	16%	25%
Investment Management	187	(6)	268	*	(30%)
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) from continuing operations before tax	$2,855	$(2,931)	$2,370	*	20%

Income (loss) from continuing operations applicable to Morgan Stanley
Institutional Securities	$1,755	$(3,432)	$965	*	82%
Wealth Management	535	1,825	421	(71%)	27%
Investment Management	109	(15)	120	*	(9%)
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) from continuing operations applicable to Morgan Stanley	$2,399	$(1,622)	$1,506	*	59%

Financial Metrics:

Return on average common equity from continuing operations (2)	14.2%	*	9.2%
Return on average common equity (2)	14.1%	*	9.2%

Return on average common equity from continuing operations excluding DVA (2)	13.5%	*	8.5%
Return on average common equity excluding DVA (2)	13.5%	*	8.5%

Common Equity Tier 1 capital ratio Advanced (Transitional) (3)	13.1%	12.6%	14.1%
Tier 1 capital ratio Advanced (Transitional) (3)	14.7%	14.1%	15.6%

Book value per common share (4)	$33.80	$33.25	$32.38
Tangible book value per common share (5)	$28.91	$28.26	$27.41

Notes:	- Results for the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014, include positive revenue of $125 million, $223 million and $126 million, respectively, related to the change in the fair value of certain of the Firm's long-term and short-term borrowings resulting from the fluctuation in the Firm's credit spreads and other credit factors (Debt Valuation Adjustment, DVA).
- Beginning in the first quarter of 2015, the Firm is subject to a “capital floor” such that the regulatory risk-based capital ratios reflect the lower of the ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions. At March 31, 2015, the capital floor is represented by the U.S. Basel III Advanced Approach. Prior periods have not been recast to reflect the new requirements.
- The return on average common equity metrics, return on average common equity excluding DVA metrics, and tangible book value per common share are non-GAAP measures that the Firm considers to be useful measures to assess operating performance and capital adequacy.
- See page 4 of the Financial Supplement and End Notes for additional information related to the calculation of the financial metrics.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014
Revenues:
Investment banking	$1,357	$1,456	$1,308	(7%)	4%
Trading	3,650	1,451	2,962	152%	23%
Investments	266	112	359	138%	(26%)
Commissions and fees	1,186	1,235	1,216	(4%)	(2%)
Asset management, distribution and admin. fees	2,681	2,684	2,549	--	5%
Other	171	223	294	(23%)	(42%)
Total non-interest revenues	9,311	7,161	8,688	30%	7%

Interest income	1,484	1,436	1,343	3%	10%
Interest expense	888	833	1,035	7%	(14%)
Net interest	596	603	308	(1%)	94%
Net revenues (1)	9,907	7,764	8,996	28%	10%
Non-interest expenses:
Compensation and benefits (2)	4,524	5,104	4,306	(11%)	5%

Non-compensation expenses:
Occupancy and equipment	342	364	361	(6%)	(5%)
Brokerage, clearing and exchange fees	463	468	443	(1%)	5%
Information processing and communications	415	404	424	3%	(2%)
Marketing and business development	150	186	147	(19%)	2%
Professional services	486	611	453	(20%)	7%
Other (3)	672	3,558	492	(81%)	37%
Total non-compensation expenses	2,528	5,591	2,320	(55%)	9%

Total non-interest expenses	7,052	10,695	6,626	(34%)	6%

Income (loss) from continuing operations before taxes	2,855	(2,931)	2,370	*	20%
Income tax provision / (benefit) from continuing operations (4)	387	(1,353)	785	*	(51%)
Income (loss) from continuing operations	2,468	(1,578)	1,585	*	56%
Gain (loss) from discontinued operations after tax	(5)	(8)	(1)	38%	*
Net income (loss)	$2,463	$(1,586)	$1,584	*	55%
Net income applicable to nonredeemable noncontrolling interests	69	44	79	57%	(13%)
Net income (loss) applicable to Morgan Stanley	2,394	(1,630)	1,505	*	59%
Preferred stock dividend / Other	80	119	56	(33%)	43%
Earnings (loss) applicable to Morgan Stanley common shareholders	$2,314	$(1,749)	$1,449	*	60%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	2,399	(1,622)	1,506	*	59%
Gain (loss) from discontinued operations after tax	(5)	(8)	(1)	38%	*
Net income (loss) applicable to Morgan Stanley	$2,394	$(1,630)	$1,505	*	59%

Pre-tax profit margin (5)	29%	*	26%
Compensation and benefits as a % of net revenues	46%	66%	48%
Non-compensation expenses as a % of net revenues	26%	72%	26%
Effective tax rate from continuing operations (4)	13.6%	46.2%	33.1%

Notes:	- In the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated. In the quarter ended December 31, 2014, the income tax provision / (benefit) from continuing operations included a net discrete tax benefit of approximately $1.4 billion primarily related to the completion of a legal entity restructuring, partially offset by the impact of a tax provision of approximately $900 million which resulted from the non-deductible expenses related to litigation and regulatory matters: see End Notes for further details.
- Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance.
- Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014

Income (loss) from continuing operations	$2,468	$(1,578)	$1,585	*	56%
Net income from continuing operations applicable to nonredeemable noncontrolling interests	69	44	79	57%	(13%)
Income (loss) from continuing operations applicable to Morgan Stanley	2,399	(1,622)	1,506	*	59%
Less: Preferred Dividends	78	119	54	(34%)	44%
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	2,321	(1,741)	1,452	*	60%

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	2	0	2	*	--
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$2,319	$(1,741)	$1,450	*	60%

Gain (loss) from discontinued operations after tax	(5)	(8)	(1)	38%	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(5)	(8)	(1)	38%	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(5)	(8)	(1)	38%	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$2,314	$(1,749)	$1,449	*	60%

Average basic common shares outstanding (millions)	1,924	1,920	1,924	--	--

Earnings per basic share:
Income from continuing operations	$1.21	$(0.91)	$0.75	*	61%
Discontinued operations	$(0.01)	$-	$-	*	*
Earnings per basic share	$1.20	$(0.91)	$0.75	*	60%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$2,319	$(1,741)	$1,450	*	60%

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(5)	(8)	(1)	38%	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$2,314	$(1,749)	$1,449	*	60%

Average diluted common shares outstanding and common stock equivalents (millions)	1,963	1,920	1,969	2%	--

Earnings per diluted share:
Income from continuing operations	$1.18	$(0.91)	$0.74	*	59%
Discontinued operations	$-	$-	$-	--	--
Earnings per diluted share	$1.18	$(0.91)	$0.74	*	59%

Notes:
- The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 16 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2014.

- Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014

Regional revenues (1)
Americas	$6,930	$6,118	$6,582	13%	5%
EMEA (Europe, Middle East, Africa)	1,762	581	1,422	*	24%
Asia	1,215	1,065	992	14%	22%
Consolidated net revenues	$9,907	$7,764	$8,996	28%	10%

Worldwide employees	56,087	55,802	55,883	1%	--
Firmwide:
Deposits	$135,815	$133,544	$116,648	2%	16%
Assets	$829,099	$801,510	$831,381	3%	--
U.S. bank assets (2)	$153,629	$151,157	$130,019	2%	18%
Risk-weighted assets (3)	$439,538	$456,008	$397,915	(4%)	10%
Global liquidity reserve (billions) (4)	$195	$193	$203	1%	(4%)
Long-term debt outstanding	$155,545	$152,772	$153,374	2%	1%
Maturities of long-term debt outstanding (next 12 months)	$24,229	$20,740	$22,639	17%	7%

Common equity	$66,642	$64,880	$63,851	3%	4%
Preferred equity	7,520	6,020	3,220	25%	134%
Morgan Stanley shareholders' equity	74,162	70,900	67,071	5%	11%
Junior subordinated debt issued to capital trusts	4,873	4,868	4,859	--	--
Less: Goodwill and intangible assets (5)	(9,657)	(9,742)	(9,805)	1%	2%
Tangible Morgan Stanley shareholders' equity	$69,378	$66,026	$62,125	5%	12%
Tangible common equity (6)	$56,985	$55,138	$54,046	3%	5%

Common Equity Tier 1 capital Advanced (Transitional) (3)	$57,362	$57,324	$56,190	--	2%
Tier 1 capital Advanced (Transitional) (3)	$64,782	$64,182	$62,099	1%	4%

Common Equity Tier 1 capital ratio Advanced (Transitional) (3)	13.1%	12.6%	14.1%
Tier 1 capital ratio Advanced (Transitional) (3)	14.7%	14.1%	15.6%
Tier 1 leverage ratio Advanced (Transitional) (7)	7.8%	7.9%	7.6%

Period end common shares outstanding (000's)	1,971,444	1,950,980	1,971,686	1%	--

Book value per common share	$33.80	$33.25	$32.38
Tangible book value per common share	$28.91	$28.26	$27.41

Notes:	- All data presented in millions except number of employees, liquidity, ratios, shares and book values.
- Beginning in the first quarter of 2015, the Firm is subject to a “capital floor” such that the regulatory risk-based capital ratios reflect the lower of the ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions.
At March 31, 2015, the capital floor is represented by the U.S. Basel III Advanced Approach. Prior periods have not been recast to reflect the new requirements.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014
Average Common Equity Tier 1 capital (1)
Institutional Securities	$35.1	$31.5	$29.9	11%	17%
Wealth Management	3.9	4.8	5.3	(19%)	(26%)
Investment Management	1.3	2.0	1.6	(35%)	(19%)
Parent capital	16.4	21.5	18.6	(24%)	(12%)
Total - continuing operations	56.7	59.8	55.4	(5%)	2%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$56.7	$59.8	$55.4	(5%)	2%

Average Common Equity
Institutional Securities	$37.0	$32.3	$30.8	15%	20%
Wealth Management	10.3	10.7	11.3	(4%)	(9%)
Investment Management	2.2	2.9	2.6	(24%)	(15%)
Parent capital	16.1	21.3	18.6	(24%)	(13%)
Total - continuing operations	65.6	67.2	63.3	(2%)	4%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$65.6	$67.2	$63.3	(2%)	4%

Return on average Common Equity Tier 1 capital
Institutional Securities	20%	*	13%
Wealth Management	49%	148%	30%
Investment Management	34%	*	30%
Total - continuing operations	16%	*	10%
Firm	16%	*	10%

Return on average Common Equity
Institutional Securities	19%	*	12%
Wealth Management	19%	66%	14%
Investment Management	19%	*	19%
Total - continuing operations	14%	*	9%
Firm	14%	*	9%

Notes:	- The return on average common equity and average Common Equity Tier 1 capital are non-GAAP measures that the Firm considers to be useful measures to assess operating performance.
- In the quarter ended March 31, 2015, the returns on average Common Equity and average Common Equity Tier 1 Capital from continuing operations for Institutional Securities reflect the impact of a net discrete tax benefit of $564 million related to an internal restructuring to simplify the Firm's legal entity organization in the U.K.
- In the quarter ended December 31, 2014, the returns on average Common Equity and average Common Equity Tier 1 Capital from continuing operations for Wealth Management reflect the impact of a discrete tax benefit of approximately $1.4 billion related to the restructuring of a legal entity.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014
Revenues:
Investment banking	$1,173	$1,295	$1,136	(9%)	3%
Trading	3,422	1,219	2,707	181%	26%
Investments	112	30	109	*	3%
Commissions and fees	673	674	678	--	(1%)
Asset management, distribution and admin. fees	76	68	81	12%	(6%)
Other	90	161	191	(44%)	(53%)
Total non-interest revenues	5,546	3,447	4,902	61%	13%

Interest income	870	891	881	(2%)	(1%)
Interest expense	958	908	1,106	6%	(13%)
Net interest	(88)	(17)	(225)	*	61%
Net revenues (1)	5,458	3,430	4,677	59%	17%

Compensation and benefits (2)	2,026	2,432	1,853	(17%)	9%
Non-compensation expenses (3)	1,619	4,659	1,408	(65%)	15%
Total non-interest expenses	3,645	7,091	3,261	(49%)	12%

Income (loss) from continuing operations before taxes	1,813	(3,661)	1,416	*	28%
Income tax provision / (benefit) from continuing operations (4)	6	(261)	426	*	(99%)
Income (loss) from continuing operations	1,807	(3,400)	990	*	83%
Gain (loss) from discontinued operations after tax	(5)	(8)	(2)	38%	(150%)
Net income (loss)	1,802	(3,408)	988	*	82%
Net income applicable to nonredeemable noncontrolling interests (5)	52	32	25	63%	108%
Net income (loss) applicable to Morgan Stanley	$1,750	$(3,440)	$963	*	82%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,755	(3,432)	965	*	82%
Gain (loss) from discontinued operations after tax	(5)	(8)	(2)	38%	(150%)
Net income (loss) applicable to Morgan Stanley	$1,750	$(3,440)	$963	*	82%

Return on average common equity from continuing operations	19%	*	12%
Pre-tax profit margin (6)	33%	*	30%
Compensation and benefits as a % of net revenues	37%	71%	40%

Notes:	- In the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a lower cost than originally estimated. In the quarter ended December 31, 2014, income tax provision / (benefit) from continuing operations included the impact of a tax provision of approximately $900 million which resulted from the non-deductible expenses related to litigation and regulatory matters.
- Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014

Investment Banking
Advisory revenues	$471	$488	$336	(3%)	40%
Underwriting revenues
Equity	307	345	315	(11%)	(3%)
Fixed income	395	462	485	(15%)	(19%)
Total underwriting revenues	702	807	800	(13%)	(12%)

Total investment banking revenues	$1,173	$1,295	$1,136	(9%)	3%

Sales & Trading (1)
Equity	$2,293	$1,687	$1,755	36%	31%
Fixed Income & Commodities (2)	2,003	294	1,730	*	16%
Other	(213)	(37)	(244)	*	13%
Total sales & trading net revenues	$4,083	$1,944	$3,241	110%	26%

Investments & Other
Investments	$112	$30	$109	*	3%
Other	90	161	191	(44%)	(53%)
Total investments & other revenues	$202	$191	$300	6%	(33%)

Total Institutional Securities net revenues	$5,458	$3,430	$4,677	59%	17%

Institutional Securities U.S. Bank Data (billions) (3)
Corporate Lending	$10.1	$9.6	$9.1	5%	11%
Other Lending:
Corporate loans	9.4	8.0	3.6	18%	161%
Wholesale real estate loans	9.0	8.6	2.4	5%	*
Total other funded loans	$18.4	$16.6	$6.0	11%	*
Total corporate and other funded loans	$28.5	$26.2	$15.1	9%	89%

Average Daily 95% / One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$32	$34	$33
Equity price	$18	$18	$19
Foreign exchange rate	$11	$11	$14
Commodity price	$17	$14	$20

Aggregation of Primary Risk Categories	$44	$43	$46

Credit Portfolio VaR	$16	$12	$12

Trading VaR	$47	$47	$50

Notes:	- See page 15 of the Financial Supplement for additional details on DVA amounts reported in the Institutional Securities business.
- The other lending U.S. bank data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014
Revenues:
Investment banking	$192	$173	$181	11%	6%
Trading	232	230	275	1%	(16%)
Investments	2	1	4	100%	(50%)
Commissions and fees	526	573	540	(8%)	(3%)
Asset management, distribution and admin. fees	2,115	2,135	2,008	(1%)	5%
Other	78	67	63	16%	24%
Total non-interest revenues	3,145	3,179	3,071	(1%)	2%

Interest income	737	670	581	10%	27%
Interest expense	48	45	43	7%	12%
Net interest	689	625	538	10%	28%
Net revenues	3,834	3,804	3,609	1%	6%

Compensation and benefits (1)	2,225	2,291	2,167	(3%)	3%
Non-compensation expenses	754	777	756	(3%)	--
Total non-interest expenses	2,979	3,068	2,923	(3%)	2%

Income (loss) from continuing operations before taxes	855	736	686	16%	25%
Income tax provision / (benefit) from continuing operations (2)	320	(1,089)	265	*	21%
Income (loss) from continuing operations	535	1,825	421	(71%)	27%
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss)	535	1,825	421	(71%)	27%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--
Net income (loss) applicable to Morgan Stanley	$535	$1,825	$421	(71%)	27%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	535	1,825	421	(71%)	27%
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss) applicable to Morgan Stanley	$535	$1,825	$421	(71%)	27%

Return on average common equity from continuing operations	19%	66%	14%
Pre-tax profit margin (3)	22%	19%	19%
Compensation and benefits as a % of net revenues	58%	60%	60%

Notes:	- Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
- In the quarter ended December 31, 2014, the income tax provision / (benefit) from continuing operations included a net discrete tax benefit of approximately $1.4 billion primarily related to the completion of a legal entity restructuring.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014

Wealth Management representatives	15,915	16,076	16,426	(1%)	(3%)

Annualized revenue per representative (000's) (1)	$959	$944	$878	2%	9%

Client assets (billions)	$2,047	$2,025	$1,943	1%	5%
Client liabilities (billions)	$54	$51	$41	6%	32%

Fee-based client account assets (billions) (2)	$803	$785	$724	2%	11%
Fee-based assets as a % of client assets	39%	39%	37%

Bank deposit program (millions)	$134,622	$137,307	$132,026	(2%)	2%

Client assets per representative (millions) (3)	$129	$126	$118	2%	9%

Fee based asset flows (billions) (4)	$13.3	$20.8	$19.0	(36%)	(30%)

Retail locations	621	622	642	--	(3%)

Wealth Management U.S. Bank Data (billions) (5)
Securities-based lending and other loans	$22.8	$21.9	$16.3	4%	40%
Residential real estate loans	$16.9	$15.8	$11.1	7%	53%
Investment securities portfolio (6)	$58.3	$57.3	$53.0	2%	10%

Notes:	- Client liabilities reflect lending on Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and broker dealer margin activity.
- For the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014, approximately $130 billion, $128 billion and $108 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014
Revenues:
Investment banking	$-	$-	$4	--	*
Trading	3	3	(20)	--	*
Investments (1)	152	81	246	88%	(38%)
Commissions and fees	0	0	0	--	--
Asset management, distribution and admin. fees	514	506	486	2%	6%
Other	5	2	40	150%	(88%)
Total non-interest revenues	674	592	756	14%	(11%)

Interest income	1	0	1	*	--
Interest expense	6	4	5	50%	20%
Net interest	(5)	(4)	(4)	(25%)	(25%)
Net revenues	669	588	752	14%	(11%)

Compensation and benefits (2)	273	381	286	(28%)	(5%)
Non-compensation expenses	209	213	198	(2%)	6%
Total non-interest expenses	482	594	484	(19%)	--

Income (loss) from continuing operations before taxes	187	(6)	268	*	(30%)
Income tax provision / (benefit) from continuing operations	61	(3)	94	*	(35%)
Income (loss) from continuing operations	126	(3)	174	*	(28%)
Gain (loss) from discontinued operations after tax	0	0	1	--	*
Net income (loss)	126	(3)	175	*	(28%)
Net income applicable to nonredeemable noncontrolling interests (1)	17	12	54	42%	(69%)
Net income (loss) applicable to Morgan Stanley	$109	$(15)	$121	*	(10%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	109	(15)	120	*	(9%)
Gain (loss) from discontinued operations after tax	0	0	1	--	*
Net income (loss) applicable to Morgan Stanley	$109	$(15)	$121	*	(10%)

Return on average common equity from continuing operations	19%	*	19%
Pre-tax profit margin (3)	28%	*	36%
Compensation and benefits as a % of net revenues	41%	65%	38%

Notes:	- Pre-tax profit margin and return on average common equity are non-GAAP financial measures that the Firm considers to be a useful measure to assess operating performance.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014

Net Revenues (millions)
Traditional Asset Management	$439	$432	$449	2%	(2%)
Merchant Banking and Real Estate Investing (1)	230	156	303	47%	(24%)
Total Investment Management	$669	$588	$752	14%	(11%)

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(2.0)	$(2.9)	$2.8	31%	*
Fixed Income	1.1	1.4	(0.7)	(21%)	*
Liquidity	2.8	3.3	2.3	(15%)	22%
Alternatives	0.1	0.6	1.8	(83%)	(94%)
Managed Futures	(0.3)	(0.2)	(0.2)	(50%)	(50%)
Total Traditional Asset Management	1.7	2.2	6.0	(23%)	(72%)

Merchant Banking and Real Estate Investing	(0.4)	1.3	(0.2)	*	(100%)
Total net flows	$1.3	$3.5	$5.8	(63%)	(78%)

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$141	$141	$145	--	(3%)
Fixed Income	65	65	61	--	7%
Liquidity	131	128	114	2%	15%
Alternatives	36	36	34	--	6%
Managed Futures	3	3	4	--	(25%)
Total Traditional Asset Management	376	373	358	1%	5%

Merchant Banking and Real Estate Investing	30	30	28	--	7%
Total Assets Under Management or Supervision	$406	$403	$386	1%	5%
Share of minority stake assets	$7	$7	$7	--	--

Notes:	- Effective in the quarter ended March 31, 2015 the Merchant Banking and Real Estate Investing categories have been combined to reflect the central management of these businesses. Prior periods have been combined to conform to current presentation.
- The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
- The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information
Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2015	Dec 31, 2014	Mar 31, 2014	Dec 31, 2014	Mar 31, 2014

Institutional Securities
Corporate Lending Funded Loans
Loans held for investment, net of allowance	$7.7	$8.0	$8.4	(4%)	(8%)
Loans held for sale	6.6	7.8	4.7	(15%)	40%
Loans held at fair value	0.5	0.5	1.9	--	(74%)
Total Corporate Lending funded loans (1)	$14.8	$16.3	$15.0	(9%)	(1%)

Corporate Lending Commitments
Loans held for investment	$68.0	$62.9	$63.5	8%	7%
Loans held for sale	18.8	15.8	10.5	19%	79%
Loans held at fair value	2.3	3.3	7.8	(30%)	(71%)
Total Corporate Lending commitments (2)	$89.1	$82.0	$81.8	9%	9%

Corporate Lending Loans and Lending Commitments(3)	$103.9	$98.3	$96.8	6%	7%

Other Funded Loans
Loans held for investment, net of allowance	$12.9	$11.4	$5.7	13%	126%
Loans held for sale	1.5	1.6	0.0	(6%)	*
Loans held at fair value	10.9	11.5	11.5	(5%)	(5%)
Total other funded loans	$25.3	$24.5	$17.2	3%	47%

Other Lending Commitments
Loans held for investment	$1.7	$2.3	$1.6	(26%)	6%
Loans held for sale	0.1	0.8	0.0	(88%)	*
Loans held at fair value	2.2	2.1	1.7	5%	29%
Total other lending commitments	$4.0	$5.2	$3.3	(23%)	21%

Other Loans and Lending Commitments(4)	$29.3	$29.7	$20.5	(1%)	43%

Institutional Securities Loans and Lending Commitments (5)	$133.2	$128.0	$117.3	4%	14%

Wealth Management

Funded Loans
Loans held for investment, net of allowance	$39.9	$37.7	$27.5	6%	45%
Loans held for sale	0.1	0.1	0.1	--	--
Total funded loans	$40.0	$37.8	$27.6	6%	45%

Lending Commitments
Loans held for investment	$5.1	$5.0	$5.3	2%	(4%)
Loans held for sale	0.0	0.0	0.0	--	--
Total lending commitments	$5.1	$5.0	$5.3	2%	(4%)

Wealth Management Loans and Lending Commitments(6)	$45.1	$42.8	$32.9	5%	37%

Firm Loans and Lending Commitments	$178.3	$170.8	$150.2	4%	19%

Note:	- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

This page represents an addendum to the 1Q 2015 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended March 31, 2015
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,924	100%		$194	$2,125	$2,319	(6)	$1.21
Participating Restricted Stock Units (1)	2	0%		$0	$2	$2	(7)	N/A
	1,926	100%	$2,321	$194	$2,127	$2,321

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,924	100%		$0	$(5)	$(5)	(6)	$(0.01)
Participating Restricted Stock Units (1)	2	0%		$0	$0	$0	(7)	N/A
	1,926	100%	$(5)	$0	$(5)	$(5)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,924	100%		$194	$2,120	$2,314	(6)	$1.20
Participating Restricted Stock Units (1)	2	0%		$0	$2	$2	(7)	N/A
	1,926	100%	$2,316	$194	$2,122	$2,316

Note:	- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
End Notes

Page 1:
(1)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.

(2)
The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case less preferred dividends as a percentage of average common equity. The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.

(3)
As an Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs (the “Standardized Approach”); and (ii)  an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations which have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor”. In calendar year 2014, the capital floor resulted in the Firm's capital ratios being the lower of the capital ratios computed under the Advanced Approach or Standardized Approach the U.S. Basel I-based rules as supplemented by the existing market risk rules known as “Basel 2.5”.  Beginning on January 1, 2015, the capital floor is the lower of the capital ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions. For the current quarter, the Firm's capital floor is represented by the Advanced Approach. These computations are preliminary estimates as of April 20, 2015 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. The methods for calculating the Firm’s risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in. The Firm’s capital takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014.

(4)	Book value per common share equals common equity divided by period end common shares outstanding.
(5)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

Page 2:
(1)
During the fourth quarter of 2014, Morgan Stanley incorporated funding valuation adjustments (FVA) into the fair value measurements of over-the-counter uncollateralized or partially collateralized derivatives, and in collateralized derivatives where the terms of the agreement do not permit the reuse of the collateral received.  The Firm’s implementation of FVA reflects the inclusion of FVA in the pricing and valuations by the majority of market participants involved in the Firm’s principal exit market for these instruments.  In general, FVA reflects a market funding risk premium inherent in the noted derivative instruments.  In connection with its implementation of FVA, Morgan Stanley incurred a pre-tax charge of approximately $468 million, representing a change in accounting estimate, of which $466 million was reflected as a reduction to Institutional Securities Fixed Income & Commodities sales and trading net revenues.

(2)
On December 1, 2014, the Firm’s Compensation, Management Development and Succession (CMDS) Committee of the Board of Directors approved an approach for awards of discretionary incentive compensation for the 2014 performance year to be granted in 2015 that would reduce the average deferral of such awards to an approximate baseline of 50%. Additionally, the CMDS Committee approved the acceleration of vesting for certain outstanding deferred cash-based incentive compensation awards.  The impact of these actions on compensation and benefits expenses for the Firm and each business segment are as follows:  Firm: $1,137 million, ISG: $904 million, WM: $88 million, IM: $145 million.

(3)
In the quarter ended December 31, 2014, non-compensation expenses included approximately $3.1 billion of additions to legal reserves associated with legacy residential mortgage and credit crisis related matters (reported in the Institutional Securities segment).

(4)
In the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K., reported in the Institutional Securities business segment.  In the quarter ended  December 31, 2014, the income tax provision / (benefit) from continuing operations included a net discrete tax benefit of approximately $1.4 billion primarily related to the completion of a legal entity restructuring that included a change in tax status of Morgan Stanley Smith Barney Holdings LLC (MSSBH) from a partnership to a corporation.  MSSBH is the holding company for the former Wealth Management JV.  This benefit was partially offset by the impact of a tax provision of approximately $900 million which resulted from the non-deductible expenses related to litigation and regulatory matters, reported in the Institutional Securities business segment.

(5)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2014.

(2)	U.S. Bank refers to the Firm’s U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with affiliated entities.
(3)
As an Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) standardized approaches for calculating credit risk weighted assets (“RWAs”) and market risk RWAs (the “Standardized Approach”); and (ii)  an advanced internal ratings-based approach for calculating credit risk RWAs, an advanced measurement approach for calculating operational risk RWAs, and an advanced approach for market risk RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations which have been approved by their regulators to exit the parallel run, such as the Firm, to a permanent “capital floor”. In calendar year 2014, the capital floor resulted in the Firm's capital ratios being the lower of the capital ratios computed under the Advanced Approach or Standardized Approach the U.S. Basel I-based rules as supplemented by the existing market risk rules known as “Basel 2.5”.  Beginning on January 1, 2015, the capital floor is the lower of the capital ratios computed under the Advanced Approach or the Standardized Approach under U.S. Basel III, taking into consideration applicable transitional provisions. For the current quarter, the Firm's capital floor is represented by the Advanced Approach. These computations are preliminary estimates as of April 20, 2015 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. The methods for calculating the Firm’s risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in. The Firm’s capital takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(5)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(6)	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
(7)
Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, transitional intangible assets, certain deferred tax assets, certain financial equity investments, and other adjustments). For more information on the calculation of the Tier 1 leverage ratio for prior periods, please refer to Part II, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014.

MORGAN STANLEY
End Notes
Page 5:
(1)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time.  The framework also takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. For further discussion of the framework, refer to Part II, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2014.

Page 6:
(1)
During the quarter ended December 31, 2014, Morgan Stanley incorporated funding valuation adjustments (FVA) into the fair value measurements of over-the-counter uncollateralized or partially collateralized derivatives, and in collateralized derivatives where the terms of the agreement do not permit the reuse of the collateral received.  The Firm’s implementation of FVA reflects the inclusion of FVA in the pricing and valuations by the majority of market participants involved in the Firm’s principal exit market for these instruments.  In general, FVA reflects a market funding risk premium inherent in the noted derivative instruments.  In connection with its implementation of FVA, Morgan Stanley incurred a pre-tax charge of approximately $468 million, representing a change in accounting estimate, of which $466 million was reflected as a reduction to Institutional Securities Fixed Income & Commodities sales and trading net revenues.

(2)	In the quarter ended December 31, 2014, the impact of the compensation expense increase from deferral adjustments for the Institutional Securities business segment was $904 million.
(3)
In the quarter ended December 31, 2014, non-compensation expenses included approximately $3.1 billion of additions to legal reserves associated with legacy residential mortgage and credit crisis related matters.

(4)
In the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $564 million primarily associated with the repatriation of non-U.S. earnings at a lower cost than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K.  In the quarter ended December 31, 2014, income tax provision / (benefit) from continuing operations included the impact of a tax provision of approximately $900 million which resulted from the non-deductible expenses related to litigation and regulatory matters.

(5)	Net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.
(6)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 7:
(1)	For the periods noted below, sales and trading net revenues included positive revenue related to DVA as follows:
March 31, 2015: Total QTD: $125 million; Fixed Income & Commodities: $100 million; Equity: $25 million
December 31, 2014: Total QTD: $223 million; Fixed Income & Commodities: $161 million; Equity: $62 million
March 31, 2014: Total QTD: $126 million; Fixed Income & Commodities: $76 million; Equity: $50 million
(2)
During the fourth quarter of 2014, Morgan Stanley incorporated funding valuation adjustments (FVA) into the fair value measurements of over-the-counter uncollateralized or partially collateralized derivatives, and in collateralized derivatives where the terms of the agreement do not permit the reuse of the collateral received.  The Firm’s implementation of FVA reflects the inclusion of FVA in the pricing and valuations by the majority of market participants involved in the Firm’s principal exit market for these instruments.  In general, FVA reflects a market funding risk premium inherent in the noted derivative instruments.  In connection with its implementation of FVA, Morgan Stanley incurred a pre-tax charge of approximately $468 million, representing a change in accounting estimate, of which $466 million was reflected as a reduction to Institutional Securities Fixed Income & Commodities sales and trading net revenues.

(3)	Institutional Securities U.S. Bank refers to Firm's U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.
(4)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk"  included in the Firm's 2014 Form 10-K.

Page 8:
(1)	In the quarter ended December 31, 2014, the impact of the compensation expense increase from deferral adjustments for the Wealth Management business segment was $88 million.
(2)
On October 31, 2014, the Firm completed a legal entity restructuring that included a change in tax status of Morgan Stanley Smith Barney Holdings LLC (MSSBH) from a partnership to a corporation.  MSSBH is the holding company for the former Wealth Management JV.  As a result of this change in tax status, the Firm’s effective tax rate from continuing operations for the quarter ended December 31, 2014, include a net discrete tax benefit of approximately $1.4 billion primarily due to the release of a deferred tax liability which was previously established.

(3)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 9:
(1)	Annualized revenue per representative is defined as annualized revenue divided by average representative headcount.
(2)	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Client assets per representative represents total client assets divided by period end representative headcount.
(4)	Fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude cash management related activity.
(5)	Wealth Management U.S. Bank refers to the Firm’s U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.
(6)	For the quarters ended March 31, 2015, December 31, 2014, and March 31, 2014, the Firm owned held to maturity investment securities of $1.6 billion, $100 million and $0 million, respectively.

Page 10:
(1)
The quarters ended March 31, 2015, December 31, 2014 and March 31, 2014 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests. Beginning in the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.

(2)	In the quarter ended December 31, 2014, the impact of the compensation expense increase from deferral adjustments for the Investment Management business segment was $145 million.
(3)	Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

MORGAN STANLEY
End Notes
Page 11:
(1)
Real Estate Investing revenues within Merchant banking and Real Estate Investing includes gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014 are $14 million, $11 million and $54 million, respectively.  Beginning in the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended March 31, 2015, December 31, 2014, and March 31, 2014 were:
North America: $(1.5) billion, $3.7 billion and $3.9 billion
International: $2.8 billion, $(0.2) billion and $1.9 billion
(3)	Assets under management or supervision by region for the quarters ended March 31, 2015, December 31, 2014, and March 31, 2014 were:
North America: $253 billion, $250 billion and $241 billion
International: $153 billion, $153 billion and $145 billion

Page 12:
(1)	For the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014 the percentage of Institutional Securities corporate funded loans by credit rating was as follows:
- % investment grade: 43%, 39% and 44%
- % non-investment grade: 57%, 61% and 56%
(2)	For the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014 the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 72%, 74% and 74%
- % non-investment grade: 28%, 26% and 26%
(3)
On March 31, 2015, December 31, 2014 and March 31, 2014, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $13.2 billion, $11.6 billion and $ 9.7 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014, Institutional Securities recorded a provision for credit losses (release) of $26.0 million, $12.5 million and $(31.0) million, respectively, related to funded loans and $36.4 million, $8.0 million and $18.5 million related to unfunded commitments, respectively.

(6)
For the quarters ended March 31, 2015, December 31, 2014 and March 31, 2014, Wealth Management recorded a provision for credit losses of $0.4 million, $1.0 million and $2.0 million, respectively, related to funded loans and there was no material provision recorded related to the unfunded commitments for each of the quarterly periods presented.

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended March 31, 2015 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends paid  for the quarter ended March 31, 2015. The amount of dividends paid is based upon the number of common shares and participating RSUs  outstanding as of the dividend record date.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 20, 2015.